iShares®

iShares Trust

Supplement dated April 15, 2016

to the Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”)

for iShares iBonds Sep 2017 Term Muni Bond ETF;

iShares iBonds Sep 2018 Term Muni Bond ETF;

iShares iBonds Sep 2019 Term Muni Bond ETF

iShares iBonds Sep 2020 Term Muni Bond ETF;

iShares iBonds Dec 2021 Term Muni Bond ETF; and

iShares iBonds Dec 2022 Term Muni Bond ETF (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

Effective April 15, 2016, the number of shares in a Creation Unit for each Fund is set forth in the table below. The approximate value of a Creation Unit for each Fund as of April 14, 2016 is also set forth below.

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of April 14, 2016
iShares iBonds Sep 2017 Term Muni Bond ETF	50,000	$1,368,057
iShares iBonds Sep 2018 Term Muni Bond ETF	50,000	1,278,547
iShares iBonds Sep 2019 Term Muni Bond ETF	50,000	1,283,692
iShares iBonds Sep 2020 Term Muni Bond ETF	50,000	1,290,205
iShares iBonds Dec 2021 Term Muni Bond ETF	50,000	1,295,315
iShares iBonds Dec 2022 Term Muni Bond ETF	50,000	1,306,477

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-AMT-0416

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